Derivatives	12 Months Ended
Dec. 31, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives

Note 16: Derivatives

We primarily use derivatives to manage exposure to market risk, including interest rate risk, credit risk and foreign currency risk, and to assist customers with their risk management objectives. We designate derivatives either as hedging instruments in a qualifying hedge accounting relationship (fair value or cash flow hedge) or as free-standing derivatives. Free-standing derivatives include economic hedges that do not qualify for hedge accounting and derivatives held for customer accommodation or other trading purposes.

Our asset/liability management approach to interest rate, foreign currency and certain other risks includes the use of derivatives. Such derivatives are typically designated as fair value or cash flow hedges, or economic hedges. This helps minimize significant, unplanned fluctuations in earnings, fair values of assets and liabilities, and cash flows caused by interest rate, foreign currency and other market value volatility. This approach involves modifying the repricing characteristics of certain assets and liabilities so that changes in interest rates, foreign currency and other exposures do not have a significantly adverse effect on the net interest margin, cash flows and earnings. As a result of fluctuations in these exposures, hedged assets and liabilities will gain or lose market value. In a fair value or economic hedge, the effect of this unrealized gain or loss will generally be offset by the gain or loss on the derivatives linked to the hedged assets and liabilities. In a cash flow hedge, where we manage the variability of cash payments due to interest rate fluctuations by the effective use of derivatives linked to hedged assets and liabilities, the unrealized gain or loss on the derivatives or the hedged asset or liability is generally reflected in other comprehensive income and not in earnings.

We also offer various derivatives, including interest rate, commodity, equity, credit and foreign exchange contracts, to our customers as part of our trading businesses but usually offset our exposure from such contracts by entering into other financial contracts. These derivative transactions are conducted in an effort to help customers manage their market price risks. The customer accommodations and any offsetting derivative contracts are treated as free-standing derivatives. To a much lesser extent, we take positions executed for our own account based on market expectations or to benefit from price differentials between financial instruments and markets. Additionally, free-standing derivatives include embedded derivatives that are required to be accounted for separately from their host contracts.

The following table presents the total notional or contractual amounts and fair values for our derivatives. Derivative transactions can be measured in terms of the notional amount, but this amount is not recorded on the balance sheet and is not, when viewed in isolation, a meaningful measure of the risk profile of the instruments. The notional amount is generally not exchanged, but is used only as the basis on which interest and other payments are determined. Derivatives designated as qualifying hedge contracts and free-standing derivatives (economic hedges) are recorded on the balance sheet at fair value in other assets or other liabilities. Customer accommodation, trading and other free-standing derivatives are recorded on the balance sheet at fair value in trading assets, other assets or other liabilities.

	December 31, 2013			December 31, 2012
	Notional or	Fair value		Notional or	Fair value
	contractual	Asset	Liability	contractual	Asset	Liability
(in millions)	amount	derivatives	derivatives	amount	derivatives	derivatives
Derivatives designated as hedging instruments
Interest rate contracts (1)	$100,412	4,315	2,528	92,004	7,284	2,696
Foreign exchange contracts	26,483	1,091	847	27,382	1,808	274
Total derivatives designated as
qualifying hedging instruments		5,406	3,375		9,092	2,970
Derivatives not designated as hedging instruments
Free-standing derivatives (economic hedges):
Interest rate contracts (2)	220,577	595	897	334,555	450	694
Equity contracts	3,273	349	206	75	-	50
Foreign exchange contracts	10,064	21	35	3,074	3	64
Credit contracts - protection purchased	-	-	-	16	-	-
Other derivatives	2,160	13	16	2,296	-	78
Subtotal		978	1,154		453	886
Customer accommodation, trading and other
free-standing derivatives:
Interest rate contracts	4,030,068	50,936	53,113	2,774,783	63,617	65,305
Commodity contracts	96,889	2,673	2,603	90,732	3,456	3,590
Equity contracts	96,379	7,475	7,588	71,958	3,783	4,114
Foreign exchange contracts	164,160	3,731	3,626	166,061	3,713	3,241
Credit contracts - protection sold	19,501	354	1,532	26,455	315	2,623
Credit contracts - protection purchased	23,314	1,147	368	29,021	1,495	329
Subtotal		66,316	68,830		76,379	79,202
Total derivatives not designated as hedging instruments		67,294	69,984		76,832	80,088
Total derivatives before netting		72,700	73,359		85,924	83,058
Netting (3)		(56,894)	(63,739)		(62,108)	(71,116)
Total		$15,806	9,620		23,816	11,942

  Notional amounts presented exclude $1.9 billion at December 31, 2013, and $4.7 billion at December 31, 2012, of certain derivatives that are combined for designation as a hedge on a single instrument.
  Includes free-standing derivatives (economic hedges) used to hedge the risk of changes in the fair value of residential MSRs, MHFS, loans, derivative loan commitments and other interests held.
  Represents balance sheet netting of derivative asset and liability balances, and related cash collateral. See the next table in this Note for further information.

The following table provides information on the gross fair values of derivative assets and liabilities, the balance sheet netting adjustments and the resulting net fair value amount recorded on our balance sheet, as well as the non-cash collateral associated with such arrangements. We execute substantially all of our derivative transactions under master netting arrangements. We reflect all derivative balances and related cash collateral subject to enforceable master netting arrangements on a net basis within the balance sheet. The “Gross amounts recognized” column in the following table include $59.8 billion and $66.1 billion of gross derivative assets and liabilities, respectively, at December 31, 2013, and $68.9 billion and $75.8 billion, respectively, at December 31, 2012, with counterparties subject to enforceable master netting arrangements that are carried on the balance sheet net of offsetting amounts. The remaining gross derivative assets and liabilities of $12.9 billion and $7.3 billion, respectively, at December 31, 2013 and $17.0 billion and $7.3 billion, respectively, at December 31, 2012, include those with counterparties subject to master netting arrangements for which we have not assessed the enforceability because they are with counterparties where we do not currently have positions to offset, those subject to master netting arrangements where we have not been able to confirm the enforceability and those not subject to master netting arrangements. As such,we do not net derivative balances or collateral within the balance sheet for these counterparties.

We determine the balance sheet netting adjustments based on the terms specified within each master netting arrangement. We disclose the balance sheet netting amounts within the column titled “Gross amounts offset in consolidated balance sheet.” Balance sheet netting adjustments are determined at the counterparty level for which there may be multiple contract types. For disclosure purposes, we allocate these adjustments to the contract type for each counterparty proportionally based upon the “Gross amounts recognized” by counterparty. As a result, the net amounts disclosed by contract type may not represent the actual exposure upon settlement of the contracts.

Balance sheet netting does not include non-cash collateral that we pledge. For disclosure purposes, we present these amounts in the column titled “Gross amounts not offset in consolidated balance sheet (Disclosure-only netting)” within the table. We determine and allocate the Disclosure-only netting amounts in the same manner as balance sheet netting amounts.

The “Net amounts” column within the following table represents the aggregate of our net exposure to each counterparty after considering the balance sheet and Disclosure-only netting adjustments. We manage derivative exposure by monitoring the credit risk associated with each counterparty using counterparty specific credit risk limits, using master netting arrangements and obtaining collateral. Derivative contracts executed in over-the-counter markets include bilateral contractual arrangements that are not cleared through a central clearing organization but are typically subject to master netting arrangements. The percentage of our bilateral derivative transactions outstanding at period end in such markets, based on gross fair value, is provided within the following table. Other derivative contracts executed in over-the-counter or exchange-traded markets are settled through a central clearing organization and are excluded from this percentage. In addition to the netting amounts included in the table, we also have balance sheet netting related to resale and repurchase agreements that are disclosed within Note 14.

				Gross amounts
		Gross amounts		not offset in
		offset in	Net amounts in	consolidated		Percent
	Gross	consolidated	consolidated	balance sheet		exchanged in
	amounts	balance	balance	(Disclosure-only	Net	over-the-counter
(in millions)	recognized	sheet (1)	sheet (2)	netting) (3)	amounts	market (4)
December 31, 2013
Derivative assets
Interest rate contracts	$55,846	(48,271)	7,575	(1,101)	6,474	65%
Commodity contracts	2,673	(659)	2,014	(72)	1,942	52
Equity contracts	7,824	(3,254)	4,570	(239)	4,331	81
Foreign exchange contracts	4,843	(3,567)	1,276	(9)	1,267	100
Credit contracts-protection sold	354	(302)	52	-	52	92
Credit contracts-protection purchased	1,147	(841)	306	(33)	273	100
Other contracts	13	-	13	-	13	100
Total derivative assets	$72,700	(56,894)	15,806	(1,454)	14,352
Derivative liabilities
Interest rate contracts	$56,538	(53,902)	2,636	(482)	2,154	66%
Commodity contracts	2,603	(952)	1,651	(11)	1,640	73
Equity contracts	7,794	(3,502)	4,292	(124)	4,168	94
Foreign exchange contracts	4,508	(3,652)	856	-	856	100
Credit contracts-protection sold	1,532	(1,432)	100	-	100	100
Credit contracts-protection purchased	368	(299)	69	-	69	89
Other contracts	16	-	16	-	16	100
Total derivative liabilities	$73,359	(63,739)	9,620	(617)	9,003
December 31, 2012
Derivative assets
Interest rate contracts	$71,351	(53,708)	17,643	(2,692)	14,951	94%
Commodity contracts	3,456	(1,080)	2,376	(27)	2,349	48
Equity contracts	3,783	(2,428)	1,355	-	1,355	89
Foreign exchange contracts	5,524	(3,449)	2,075	(105)	1,970	100
Credit contracts-protection sold	315	(296)	19	(4)	15	100
Credit contracts-protection purchased	1,495	(1,147)	348	(56)	292	100
Total derivative assets	$85,924	(62,108)	23,816	(2,884)	20,932
Derivative liabilities
Interest rate contracts	$68,695	(62,559)	6,136	(287)	5,849	92%
Commodity contracts	3,590	(1,394)	2,196	-	2,196	79
Equity contracts	4,164	(2,618)	1,546	-	1,546	95
Foreign exchange contracts	3,579	(1,804)	1,775	(55)	1,720	100
Credit contracts-protection sold	2,623	(2,450)	173	-	173	100
Credit contracts-protection purchased	329	(291)	38	-	38	100
Other contracts	78	-	78	-	78	100
Total derivative liabilities	$83,058	(71,116)	11,942	(342)	11,600

(1)	Represents amounts with counterparties subject to enforceable master netting arrangements that have been offset in the consolidated balance sheet, including related cash collateral and portfolio level counterparty valuation adjustments. Counterparty valuation adjustments were $236 million and $352 million related to derivative assets and $67 million and $68 million related to derivative liabilities as of December 31, 2013 and 2012, respectively. Cash collateral totaled $4.3 billion and $11.3 billion, netted against derivative assets and liabilities, respectively, at December 31, 2013, and $5.0 billion and $14.5 billion, respectively, at December 31, 2012.
(2)	Net derivative assets of $14.4 billion and $18.3 billion are classified in Trading assets as of December 31, 2013 and 2012, respectively. $1.4 billion and $5.5 billion are classified in Other assets in the consolidated balance sheet as of December 31, 2013 and 2012, respectively. Net derivative liabilities are classified in Accrued expenses and other liabilities in the consolidated balance sheet.
(3)	Represents non-cash collateral pledged and received against derivative assets and liabilities with the same counterparty that are subject to enforceable master netting arrangements. U.S. GAAP does not permit netting of such non-cash collateral balances in the consolidated balance sheet but requires disclosure of these amounts.
(4)	Represents derivatives executed in over-the-counter markets not settled through a central clearing organization. Over-the-counter percentages are calculated based on Gross amounts recognized as of the respective balance sheet date. The remaining percentage represents derivatives settled through a central clearing organization, which are executed in either over-the-counter or exchange-traded markets.

Fair Value Hedges

We use interest rate swaps to convert certain of our fixed-rate long-term debt to floating rates to hedge our exposure to interest rate risk. We also enter into cross-currency swaps, cross-currency interest rate swaps and forward contracts to hedge our exposure to foreign currency risk and interest rate risk associated with the issuance of non-U.S. dollar denominated long-term debt. In addition, we use interest rate swaps, cross-currency swaps, cross-currency interest rate swaps and forward contracts to hedge against changes in fair value of certain investments in available-for-sale debt securities due to changes in interest rates, foreign currency rates, or both. We also use interest rate swaps to hedge against changes in fair value for certain mortgages held for sale. The entire derivative gain or loss is included in the assessment of hedge effectiveness for all fair value hedge relationships, except for those involving foreign-currency denominated available-for-sale securities and long-term debt hedged with foreign currency forward derivatives for which the time value component of the derivative gain or loss related to the changes in the difference between the spot and forward price is excluded from the assessment of hedge effectiveness.

We use statistical regression analysis to assess hedge effectiveness, both at inception of the hedging relationship and on an ongoing basis. The regression analysis involves regressing the periodic change in fair value of the hedging instrument against the periodic changes in fair value of the asset or liability being hedged due to changes in the hedged risk(s). The assessment includes an evaluation of the quantitative measures of the regression results used to validate the conclusion of high effectiveness.

The following table shows the net gains (losses) recognized in the income statement related to derivatives in fair value hedging relationships.

	Interest rate			Foreign exchange		Total net
	contracts hedging:			contracts hedging:		gains
						(losses)
	Available-	Mortgages	Long-	Available-	Long-	on fair
	for-sale	held	term	for-sale	term	value
(in millions)	securities	for sale	debt	securities	debt	hedges

Year ended December 31, 2013
Net interest income (expense) recognized on derivatives	$(584)	(11)	1,632	(8)	280	1,309

Gains (losses) recorded in noninterest income
Recognized on derivatives	1,889	47	(3,767)	(49)	(847)	(2,727)
Recognized on hedged item	(1,874)	(57)	3,521	49	722	2,361
Net recognized on fair value hedges (ineffective portion) (1)	$15	(10)	(246)	-	(125)	(366)

Year ended December 31, 2012
Net interest income (expense) recognized on derivatives	$(457)	(4)	1,685	(5)	248	1,467

Gains (losses) recorded in noninterest income
Recognized on derivatives	(22)	(15)	(179)	39	567	390
Recognized on hedged item	17	6	233	(3)	(610)	(357)
Net recognized on fair value hedges (ineffective portion) (1)	$(5)	(9)	54	36	(43)	33

Year ended December 31, 2011
Net interest income (expense) recognized on derivatives	$(451)	-	1,659	(11)	376	1,573

Gains (losses) recorded in noninterest income
Recognized on derivatives	(1,298)	(21)	2,796	168	512	2,157
Recognized on hedged item	1,232	17	(2,616)	(186)	(445)	(1,998)
Net recognized on fair value hedges (ineffective portion) (1)	$(66)	(4)	180	(18)	67	159

  Included $(5) million, $(9) million and $53 million, respectively, for years ended December 31, 2013, 2012, and 2011 of the time value component recognized as net interest income (expense) on forward derivatives hedging foreign currency available-for-sale securities and long-term debt that were excluded from the assessment of hedge effectiveness.

Cash Flow Hedges

We hedge floating-rate debt against future interest rate increases by using interest rate swaps, caps, floors and futures to limit variability of cash flows due to changes in the benchmark interest rate. We also use interest rate swaps and floors to hedge the variability in interest payments received on certain floating-rate commercial loans, due to changes in the benchmark interest rate. Gains and losses on derivatives that are reclassified from OCI to interest income, interest expense, noninterest income and noninterest expense in the current period are included in the line item in which the hedged item's effect on earnings is recorded. All parts of gain or loss on these derivatives are included in the assessment of hedge effectiveness. We assess hedge effectiveness using regression analysis, both at inception of the hedging relationship and on an ongoing basis. The regression analysis involves regressing the periodic changes in cash flows of the hedging instrument against the periodic changes in cash flows of the forecasted transaction being hedged due to changes in the hedged risk(s). The assessment includes an evaluation of the quantitative measures of the regression results used to validate the conclusion of high effectiveness.

Based upon current interest rates, we estimate that $212 million (pre tax) of deferred net gains on derivatives in OCI at December 31, 2013, will be reclassified into net interest income during the next twelve months. Future changes to interest rates may significantly change actual amounts reclassified to earnings. We are hedging our exposure to the variability of future cash flows for all forecasted transactions for a maximum of 7 years for both hedges of floating-rate debt and floating-rate commercial loans.

The following table shows the net gains (losses) recognized related to derivatives in cash flow hedging relationships.

	Year ended December 31,
(in millions)	2013	2012	2011
Gains (losses) (pre tax) recognized in OCI on derivatives	$(32)	52	190
Gains (pre tax) reclassified from cumulative OCI into net income (1)	296	388	571
Gains (losses) (pre tax) recognized in noninterest income for hedge ineffectiveness (2)	1	(1)	(5)

  See Note 23 for detail on components of net income.
  None of the change in value of the derivatives was excluded from the assessment of hedge effectiveness.

Free-Standing Derivatives

We use free-standing derivatives (economic hedges) to hedge the risk of changes in the fair value of certain residential MHFS, certain loans held for investment, residential MSRs measured at fair value, derivative loan commitments and other interests held. The resulting gain or loss on these economic hedges is reflected in mortgage banking noninterest income, net gains (losses) from equity investments and other noninterest income.

The derivatives used to hedge MSRs measured at fair value, which include swaps, swaptions, constant maturity mortgages, forwards, Eurodollar and Treasury futures and options contracts, resulted in net derivative losses of $2.9 billion in 2013 and net derivative gains of $3.6 billion and $5.2 billion in 2012 and 2011, respectively which are included in mortgage banking noninterest income. The aggregate fair value of these derivatives was a net liability of $531 million at December 31, 2013 and a net asset of $87 million at December 31, 2012. The change in fair value of these derivatives for each period end is due to changes in the underlying market indices and interest rates as well as the purchase and sale of derivative financial instruments throughout the period as part of our dynamic MSR risk management process.

Interest rate lock commitments for residential mortgage loans that we intend to sell are considered free-standing derivatives. Our interest rate exposure on these derivative loan commitments, as well as substantially all residential MHFS, is hedged with free-standing derivatives (economic hedges) such as swaps, forwards and options, Eurodollar futures and options, and Treasury futures, forwards and options contracts. The commitments, free-standing derivatives and residential MHFS are carried at fair value with changes in fair value included in mortgage banking noninterest income. For the fair value measurement of interest rate lock commitments we include, at inception and during the life of the loan commitment, the expected net future cash flows related to the associated servicing of the loan. Fair value changes subsequent to inception are based on changes in fair value of the underlying loan resulting from the exercise of the commitment and changes in the probability that the loan will not fund within the terms of the commitment (referred to as a fall-out factor). The value of the underlying loan is affected primarily by changes in interest rates and the passage of time. However, changes in investor demand can also cause changes in the value of the underlying loan value that cannot be hedged. The aggregate fair value of derivative loan commitments on the balance sheet was a net liability of $26 million and a net asset of $497 million at December 31, 2013 and December 31, 2012, respectively, and is included in the caption “Interest rate contracts” under “Customer accommodation, trading and other free-standing derivatives” in the first table in this Note.

We also enter into various derivatives primarily to provide derivative products to customers. To a lesser extent, we take positions based on market expectations or to benefit from price differentials between financial instruments and markets. These derivatives are not linked to specific assets and liabilities on the balance sheet or to forecasted transactions in an accounting hedge relationship and, therefore, do not qualify for hedge accounting. We also enter into free-standing derivatives for risk management that do not otherwise qualify for hedge accounting. They are carried at fair value with changes in fair value recorded as other noninterest income.

Free-standing derivatives also include embedded derivatives that are required to be accounted for separately from their host contract. We periodically issue hybrid long-term notes and CDs where the performance of the hybrid instrument notes is linked to an equity, commodity or currency index, or basket of such indices. These notes contain explicit terms that affect some or all of the cash flows or the value of the note in a manner similar to a derivative instrument and therefore are considered to contain an “embedded” derivative instrument. The indices on which the performance of the hybrid instrument is calculated are not clearly and closely related to the host debt instrument. The “embedded” derivative is separated from the host contract and accounted for as a free-standing derivative. Additionally, we may invest in hybrid instruments that contain embedded derivatives, such as credit derivatives, that are not clearly and closely related to the host contract. In such instances, we either elect fair value option for the hybrid instrument or separate the embedded derivative from the host contract and account for the host contract and derivative separately.

The following table shows the net gains recognized in the income statement related to derivatives not designated as hedging instruments.

	Year ended December 31,
(in millions)	2013	2012	2011
Net gains (losses) recognized on free-standing derivatives (economic hedges):
Interest rate contracts
Recognized in noninterest income:
Mortgage banking (1)	$1,412	(1,882)	246
Other (2)	119	2	(157)
Equity contracts (3)	(317)	4	(5)
Foreign exchange contracts (2)	24	(53)	70
Credit contracts (2)	(6)	(15)	(18)
Subtotal	1,232	(1,944)	136
Net gains (losses) recognized on customer accommodation, trading and other free-standing derivatives:
Interest rate contracts
Recognized in noninterest income:
Mortgage banking (4)	(561)	7,222	3,594
Other (5)	743	589	298
Commodity contracts (5)	324	(14)	124
Equity contracts (5)	(622)	(234)	769
Foreign exchange contracts (5)	746	501	698
Credit contracts (5)	(53)	(54)	(200)
Other (5)	-	-	(5)
Subtotal	577	8,010	5,278
Net gains recognized related to derivatives not designated as hedging instruments	$1,809	6,066	5,414

  Predominantly mortgage banking noninterest income including gains (losses) on the derivatives used as economic hedges of MSRs measured at fair value, interest rate lock commitments and mortgages held for sale.
  Predominantly included in other noninterest income.
  Predominantly included in net gains (losses) from equity investments.
  Predominantly mortgage banking noninterest income including gains (losses) on interest rate lock commitments.
  Predominantly included in net gains from trading activities in noninterest income.

Credit Derivatives

We use credit derivatives primarily to assist customers with their risk management objectives. We may also use credit derivatives in structured product transactions or liquidity agreements written to special purpose vehicles. The maximum exposure of sold credit derivatives is managed through posted collateral, purchased credit derivatives and similar products in order to achieve our desired credit risk profile. This credit risk management provides an ability to recover a significant portion of any amounts that would be paid under the sold credit derivatives. We would be required to perform under the noted credit derivatives in the event of default by the referenced obligors. Events of default include events such as bankruptcy, capital restructuring or lack of principal and/or interest payment. In certain cases, other triggers may exist, such as the credit downgrade of the referenced obligors or the inability of the special purpose vehicle for which we have provided liquidity to obtain funding.

The following table provides details of sold and purchased credit derivatives.

		Notional amount
			Protection	Protection
			sold -	purchased	Net
			non-	with	protection	Other
	Fair value	Protection	investment	identical	sold	protection	Range of
(in millions)	liability	sold (A)	grade	underlyings (B)	(A) - (B)	purchased	maturities
December 31, 2013
Credit default swaps on:
Corporate bonds	$48	10,947	5,237	6,493	4,454	5,557	2014-2021
Structured products	1,091	1,553	1,245	894	659	389	2016-2052
Credit protection on:
Default swap index	-	3,270	388	2,471	799	898	2014-2018
Commercial mortgage-
backed securities index	344	1,106	1,106	535	571	535	2049-2052
Asset-backed securities index	48	55	55	1	54	87	2045-2046
Other	1	2,570	2,570	3	2,567	5,451	2014-2025
Total credit derivatives	$1,532	19,501	10,601	10,397	9,104	12,917

December 31, 2012
Credit default swaps on:
Corporate bonds	$240	15,845	8,448	9,636	6,209	7,701	2013-2021
Structured products	1,787	2,433	2,039	948	1,485	393	2016-2056
Credit protection on:
Default swap index	4	3,520	348	3,444	76	616	2013-2017
Commercial mortgage-backed securities index	531	1,249	861	790	459	524	2049-2052
Asset-backed securities index	57	64	64	6	58	92	2037-2046
Other	4	3,344	3,344	106	3,238	4,655	2013-2056
Total credit derivatives	$2,623	26,455	15,104	14,930	11,525	13,981

Protection sold represents the estimated maximum exposure to loss that would be incurred under an assumed hypothetical circumstance, where the value of our interests and any associated collateral declines to zero, without any consideration of recovery or offset from any economic hedges. We believe this hypothetical circumstance to be an extremely remote possibility and accordingly, this required disclosure is not an indication of expected loss. The amounts under non-investment grade represent the notional amounts of those credit derivatives on which we have a higher risk of being required to perform under the terms of the credit derivative and are a function of the underlying assets.

We consider the risk of performance to be high if the underlying assets under the credit derivative have an external rating that is below investment grade or an internal credit default grade that is equivalent thereto. We believe the net protection sold, which is representative of the net notional amount of protection sold and purchased with identical underlyings, in combination with other protection purchased, is more representative of our exposure to loss than either non-investment grade or protection sold. Other protection purchased represents additional protection, which may offset the exposure to loss for protection sold, that was not purchased with an identical underlying of the protection sold.

Credit-Risk Contingent Features

Certain of our derivative contracts contain provisions whereby if the credit rating of our debt were to be downgraded by certain major credit rating agencies, the counterparty could demand additional collateral or require termination or replacement of derivative instruments in a net liability position. The aggregate fair value of all derivative instruments with such credit-risk-related contingent features that are in a net liability position was $14.3 billion at December 31, 2013, and $16.2 billion at December 31, 2012, respectively, for which we posted $12.2 billion and $14.3 billion, respectively, in collateral in the normal course of business. If the credit rating of our debt had been downgraded below investment grade, which is the credit-risk-related contingent feature that if triggered requires the maximum amount of collateral to be posted, on December 31, 2013, or December 31, 2012, we would have been required to post additional collateral of $2.5 billion or $1.9 billion, respectively, or potentially settle the contract in an amount equal to its fair value.

Counterparty Credit Risk

By using derivatives, we are exposed to counterparty credit risk if counterparties to the derivative contracts do not perform as expected. If a counterparty fails to perform, our counterparty credit risk is equal to the amount reported as a derivative asset on our balance sheet. The amounts reported as a derivative asset are derivative contracts in a gain position, and to the extent subject to legally enforceable master netting arrangements, net of derivatives in a loss position with the same counterparty and cash collateral received. We minimize counterparty credit risk through credit approvals, limits, monitoring procedures, executing master netting arrangements and obtaining collateral, where appropriate. To the extent the master netting arrangements and other criteria meet the applicable requirements, including determining the legal enforceability of the arrangement, it is our policy to present derivative balances and related cash collateral amounts net on the balance sheet. We incorporate credit valuation adjustments (CVA) to reflect counterparty credit risk in determining the fair value of our derivatives. Such adjustments, which consider the effects of enforceable master netting agreements and collateral arrangements, reflect market-based views of the credit quality of each counterparty. Our CVA calculation is determined based on observed credit spreads in the credit default swap market and indices indicative of the credit quality of the counterparties to our derivatives.